EXHIBIT 21

                 SUBSIDIARIES (DIRECT AND INDIRECT) OF THE BEAR
                             STEARNS COMPANIES, INC.

                                                        JURISDICTION OF
                                                        INCORPORATION
ENTITY                                                  OR ORGANIZATION
------                                                  ---------------
ABC Gestion                                             France
ALIMAX Corp.                                            New York
AMC Real Estate Inc.                                    Texas
Ashdla Holdings LLC                                     Delaware
Ashdla LLC                                              Delaware
Battery Park Capital Corp.                              New York
BBT 1995-I Corp.                                        Delaware
Bear Hunter L. L. C.                                    New York
Bear Specialist, Inc.                                   New York
Bear Stearns  Realty Partners Apartment Fund I LP       Delaware
Bear Stearns (Israel), Inc.                             Delaware
Bear Stearns (Japan), Ltd.                              Delaware
Bear Stearns Acquisition V, Inc.                        Delaware
Bear Stearns Acquisition XII, Inc.                      Delaware
Bear Stearns Acquisition XV                             Delaware
Bear Stearns Acquisition XVI                            Delaware
Bear Stearns Argentina Inc.                             Delaware
Bear Stearns Asia Limited                               Hong Kong
Bear Stearns Asset Backed Investors Corp.               Delaware
Bear Stearns Asset Backed Securities, Inc.              Delaware
Bear Stearns Asset Management (Ireland), Limited        Dublin
Bear Stearns Asset Management Inc.                      New York
Bear Stearns Bank plc                                   Ireland
Bear Stearns Benefits Planning Group                    New York
Bear Stearns Bridge Management I Inc.                   Delaware
Bear Stearns Canada Holdings Corp.                      Delaware
Bear Stearns Capital Markets Inc.                       Delaware
Bear Stearns Commercial Mortgage, Inc.                  New York
Bear Stearns Corporate Lending Inc.                     Delaware
Bear Stearns do Brasil Ltda.                            Brazil
Bear Stearns Dublin Development Centre Limited          Dublin
Bear Stearns Far East Limited                           Hong Kong
Bear Stearns Finance LLC                                Cayman Islands
Bear Stearns Finance S.A.                               France
Bear Stearns Financial Products Inc.                    Delaware
Bear Stearns Financial Technologies Ltd.                Delaware
Bear Stearns FLLC Corp.                                 Delaware
Bear Stearns Forex Inc.                                 Delaware
Bear Stearns Funds Management Inc.                      Delaware

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Bear Stearns Global Asset Holdings, Ltd.                Cayman Islands
Bear Stearns Global Asset Trading, Ltd.                 Cayman Islands
Bear Stearns Global Convertible Fund, LLC               Delaware
Bear Stearns Global Convertible Offshore
          Fund, Ltd.                                    Cayman Islands
Bear Stearns Global Equity Derivatives Inc.             Cayman Islands
Bear Stearns Global Investors Inc.                      Delaware
Bear Stearns Global Lending Limited                     Cayman Islands
Bear Stearns Global Securitization Limited              United Kingdom
Bear Stearns GmbH                                       Germany
Bear Stearns Government Products Corp.                  Delaware
Bear Stearns Holdings Fund Corp.                        Delaware
Bear Stearns Holdings Limited                           United Kingdom
Bear Stearns Home Equity Trust                          New York
Bear Stearns Hong Kong Limited                          Hong Kong
Bear Stearns Insurance Agency of California,
     Incorporated                                       California
Bear Stearns International Trading Limited              United Kingdom
Bear Stearns Investment Advisors Inc.                   Delaware
Bear Stearns Investments Products Inc.                  New York
Bear Stearns Ireland Limited                            Ireland
Bear Stearns Irish Holdings Inc.                        Delaware
Bear Stearns Merchant Fund Corp.                        Delaware
Bear Stearns Mortgage Capital Corporation               Delaware
Bear Stearns N. Y., Inc.                                New York
Bear Stearns Oil Trading Limited                        United Kingdom
Bear Stearns Overseas Ltd.                              Cayman Islands
Bear Stearns Philippines Ltd.                           Delaware
Bear Stearns Real Estate Group Inc.                     New York
Bear Stearns Realty Partners Corporation                Delaware
Bear Stearns S. A.                                      Delaware
Bear Stearns Secured Investors Inc.                     Delaware
Bear Stearns Secured Investors Inc. II                  Delaware
Bear Stearns Securities Administration
Corporation                                             Delaware
Bear Stearns Singapore Asset Holdings, Pte Ltd.         Singapore
Bear Stearns Singapore Pte. Limited                     Singapore
Bear Stearns Spanish Securitization Corp.               Delaware
Bear Stearns State Asia, Inc.                           Philippines
Bear Stearns Trading Risk Management Inc.               Delaware
Bear Stearns U.K.                                       United Kingdom
Bear, Stearns & Co. Inc.                                Delaware
Bear, Stearns & Co., L.P.                               New York
Bear, Stearns Benefits Planning Group Inc.              Delaware
Bear, Stearns Commercial Mortgage
Securities Inc.                                         Delaware
Bear, Stearns Funding, Inc.                             Delaware
Bear, Stearns Insurance Agency Incorporated             Massachusetts
Bear, Stearns International Holdings Inc.               New York
Bear, Stearns International Limited                     United Kingdom
Bear, Stearns Netherlands Holding B.V.                  Netherlands & Delaware
Bear, Stearns Realty Investors, Inc.                    Delaware
Bear, Stearns Securities Corp.                          Delaware
Broadway Funding IV Inc.                                Delaware
Broadway Funding IV L.P.                                Delaware
BS Agency GP Capital Inc.                               Delaware
BS Fund America 1993-C GP Capital Inc.                  Delaware
BS Fund America 1993-D GP Capital Inc.                  Delaware
BSC Hotel Capital Corporation                           New York
BSC Securities Corp.                                    New York
BSC Thanksgiving Partners, Ltd.                         Texas
BSCGP Inc.                                              Delaware
BSCP Cayman, Inc.                                       Cayman Islands
BSMB Corp.                                              Delaware
Commercial Asset Structured Securities Inc.             Delaware
Commercial Principal Guaranteed Investors Inc.          Delaware
Commercial Resecuritization Corporation                 Delaware
Constellation Venture Capital Offshore, L.P.            Cayman Islands
Constellation Ventures (BVI) Inc.                       British Virgin Islands
Constellation Ventures Capital, L. P.                   Cayman Islands
Constellation Ventures Management LLC                   New York

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Cosa Inc.                                               Delaware
CRC Guarantor Corporation                               Delaware
CTC Services, Inc.                                      New York
Custodial Trust Company                                 New Jersey
Custrust                                                New Jersey
Daley Capital, LLC                                      Delaware
DHYNO 1998-1 LLC                                        Delaware
Disco Inc. 1999-1                                       Delaware
EMC Funding Corporation                                 Delaware
EMC Funding Corporation Two                             Delaware
EMC GP Capital Inc.                                     Delaware
EMC Mortgage Corporation                                Delaware
EMC Residential Mortgage Corporation                    Delaware
FAST 1996-2 GP, Inc.                                    Delaware
FAST 1996-2, L.P.                                       Delaware
FFI Acquisition Corp.                                   Delaware
Final Four LLC                                          Delaware
Fitz Acquisition Corp.                                  Delaware
Fund America Structured Transactions, Inc.              Delaware
Fund America Structured Transactions, L.P.              Delaware
Genesis Acquisition Corp.                               Delaware
Gregory Properties Inc.                                 Delaware
Gregory/Madison Avenue Inc.                             Delaware
Gregory/Madison Avenue LLC                              Delaware
HI&G Acquisition Corp.                                  Delaware
Hill Street Funding III Inc.                            Delaware
Hill Street Funding III L.P.                            Delaware
ICST Acquisition Corp.                                  Delaware
ISB Real Estate Corporation                             Delaware
KGB I Inc.                                              Delaware
LIBOR Asset Securities, Inc.                            Delaware
Managed Securities Plus Fund, Inc.                      Delaware
MAX Flow Corp.                                          Delaware
MAX Recovery Inc.                                       Delaware
MAX Recovery Inc. II                                    Delaware
MBS Cayman Funding Limited                              Cayman Islands
Motor City Four L.L.C.                                  Delaware
MSS Acquisition Corp. II                                Delaware
New Castle Holding, Inc.                                Delaware
New Castle Millennium, L.P.                             Delaware
New Castle Partners LLC                                 Cayman Islands
New York Inter-Funding Corp.                            Delaware
Next Capital Management, LLC                            Delaware
Nice-Pak Acquisition Corp.                              Delaware
Oxford Acquisition Corp.                                Delaware
Principal Guaranteed Investors Inc.                     Delaware
Priton Capital, L.P.                                    Delaware
Priton Holding, Inc.                                    Delaware
Prometheus Funding Corp.                                Delaware
Quatro Finale II LLC                                    Delaware
Quatro Finale LLC                                       Delaware
Rare Medium Acquisition LLC                             Delaware
RC Acquisition Corp.                                    Delaware
Research Conversion Corp.                               Delaware
RSD Hanover Company Inc.                                Delaware
SACO I Inc.                                             Delaware
Safety Acquisition Corp.                                Delaware
SAMCO Mortgage Securities Corp.                         Delaware
Standard Acquisition Corp.                              Delaware
Status Securities Inc.                                  New York
Street Pricing Service Withdrawn 12/31/98               New York
Strike Technologies LLC                                 Delaware
Structured Asset Mortgage Investments Inc.              Delaware
Structured Commercial Principal Guaranteed
Securities Inc.                                         Delaware
Structured Mortgage Asset Corp.                         Delaware
Sun Apparel Acquisition Corp.                           Delaware
Thanksgiving Properties, Inc.                           Delaware
Thanksgiving Tower Partners                             Texas
The Bear Stearns Funds                                  Massachusetts
The BSC Employee Fund, L.P.                             Delaware
The Mayer Fund                                          Delaware
Tony Roma Acquisition Corp.                             Delaware
TPIR Inc.                                               Delaware
Uniscribe Acquisition Corp.                             Delaware
Ursa Oil Corporation                                    Delaware
VHC Acquisition Corp.                                   Delaware
White River Global Fund Management, Inc.                Delaware
White River Offshore, Ltd.                              Cayman Islands
White River Securities, LLC                             New York